Virtus KAR Long/Short Equity Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated July 28, 2025, to the Summary Prospectus and the
Virtus Alternative Solutions Trust Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Fund, each dated February 28, 2025, as supplemented

Important Notice to Investors

Effective July 25, 2025, the Virtus KAR Long/Short Equity Fund (the “Fund”), was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Alternative Solutions Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAST 8034 KAR L/S Equity Fund Closed (7/2025)